JOSEPHINE CHAUS


                                        September 8, 1995

Board of Directors
Bernard Chaus, Inc.
1410 Broadway
New York, New York  10018

     RE:  EXTENSION OF DUE DATE ON SUBORDINATED NOTES
          OF BERNARD CHAUS, INC. (THE "COMPANY")

Gentlemen:

     Reference is made to the Subordinated Notes payable to me by the Company which are set forth on Schedule A (the "Notes"), each of which become due and payable on April 1, 1996. In view of the covenants under the Company's credit facility with BNY Financial Corp. which continue to prohibit payments of interest or principal under the Notes, I have agreed to extend the maturity date of the Notes. This letter shall constitute an amendment to each of the Notes to extend the due date thereof until July 1, 1996. Except as expressly modified herein, all of the provisions, terms and conditions contained in the Notes, as they may have been previously amended, shall remain in full force and effect.

                                        Very truly yours,

                                        /s/ Josephine Chaus
                                        ------------------------
                                            Josephine Chaus

Accepted and agreed to:

BERNARD CHAUS, INC.


BY:         /s/ Karen A. Maloney
            ------------------------------------------
                Karen A. Maloney, Corporate Controller

Date:       September 8, 1995
            -----------------------------------------